AMENDMENT NUMBER ONE, dated as of May 31, 1995
("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of December 31, 1994 (the "Credit Agreement"), among CINCINNATI MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), CINCINNATI MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation (the "German Borrower" and, collectively, with the Company, the "Borrowers"), the lenders listed on Schedule 2.1 thereto (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender and as agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit
Agreement;

          WHEREAS, the Agent and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                   SECTION ONE - AMENDMENTS.

          The Credit Agreement is amended as hereinafter provided in this Section ONE, effective as of May 31, 1995 (the
"Amendment Effective Date").

          1.1. Amendment to Section 1 (Definitions) of the
Credit Agreement

               (a) Section 1.1 shall be amended by adding the following new definitions in appropriate alphabetical order:

                    "'Amendment No. 1' shall mean Amendment
Number One dated as of May 31, 1995 to this Agreement.

                    "'Authorized Acquisition' shall mean an
acquisition by the Company after the Amendment Effective Date of an entity that has been consented to in writing by the Lenders, together with the Subsidiaries of such entity."

               (b)  Section 1.1 shall be further amended as
follows:

                    "Consolidated Tangible Net Worth" shall be amended by adding the following additional sentence thereto at the end of the present definition:

                    "Notwithstanding any provision of this
Agreement, goodwill (as defined by GAAP) associated with each Authorized Acquisition, in an aggregate amount for all Authorized
Acquisitions not to exceed $30,000,000, shall be added back into and considered a part of Consolidated Tangible Net Worth."

                    "Final Maturity Date" shall be amended by deleting the definition thereof and replacing it with the following:

                    "'Final Maturity Date' means June 1, 1998 unless such date is extended for one year; provided, however, that the Company gives the Agent written notice no later than June 1, 1997 of its desire to extend the Final Maturity
Date, which extension shall be subject to the consent of each Lender (other than a Defaulting Lender)".

          1.2. Amendment to Section 2 (Amount and Terms of
Loans)

               Section 2.1(a) shall be amended by deleting
"$200,000,000" immediately following the words "the Total
Revolving Loan Commitment is" and substituting "$150,000,000" therefor.

          1.3. Amendment to Section 5 (Affirmative Covenants) to the Credit Agreement

               (a)  Section 5.6 shall be amended to read as
follows:

               "The Company shall maintain, at all times, Consolidated Tangible Net Worth of at least $124,000,000 plus an amount equal to 50% of Consolidated Net Income earned by the Company and its Subsidiaries from and after December 31, 1994 through the date of the most recent consolidated balance sheet furnished by the Company pursuant to Section 5.1(a) or 5.1(b) plus 100% of the net proceeds of any issuance of shares of capital stock of the Company (or rights, warrants or options to subscribe for such capital stock) on or after January 1, 1995."

          (b) Section 5.11 shall be amended to read as follows:

               "The Company shall maintain, at all times during the respective periods indicated below, a ratio of Consolidated Total Indebtedness to the sum of (i) Consolidated Total Indebtedness plus (ii) Consolidated Tangible Net Worth not to exceed the respective ratio, as expressed in percentage form, indicated during such period:

         Period                              Percentage

     1/1/95 - 12/31/95                           70.0%
     1/1/96 - 6/30/96                            67.5%
     7/1/96 - 12/31/96                           65.0%
     1/1/97 - 6/30/97                            60.0%
     7/1/97 - 12/31/97                           56.0%
     1/1/98 - 6/30/98                            53.0%
     7/1/98 and thereafter                       50.0%."

          1.4. Amendment to Section 6 (Negative Covenants) of the Credit Agreement

               (a)  Section 6.3 shall be amended to read as
follows:

                    "The Company shall not permit at any time during the period indicated the ratio of (i) EBIT of the Company to (ii) Interest Expense of the Company to be less than the ratio set forth opposite such period:


         Period                               Ratio
     1/1/95 - 12/31/95                     2.50 to 1.00
     1/1/96 - 6/30/96                      2.75 to 1.00
     7/1/96 - 12/31/96                     3.00 to 1.00
     1/1/97 - 6/30/97                      3.25 to 1.00
     7/1/97 and thereafter                 3.50 to 1.00."
               (b)  Section 6.4 shall be amended to read as
follows:

                    "The Company shall not permit at any time the ratio of (i) (a) EBIT of the Company plus (b) depreciation expense of the Company and its Consolidated Subsidiaries plus (c) amortization expense of the Company and its Consolidated Subsidiaries minus (d) Consolidated Capital Expenditures minus
(e) any amounts expended by the Company and its Consolidated Subsidiaries to redeem or purchase indebtedness (including current maturities of long-term indebtedness but excluding in all cases redemptions or repurchases funded from other sources such as permitted refinancings or the issuance of Securities and also excluding redemptions and purchases of indebtedness for money borrowed or Capital Leases related to the plants of the Company or its affiliates located at Fountain Inn and Greenwood, South Carolina in an aggregate amount not to exceed $18,000,000); (in the case of each of clauses (b)-(e) only expenditures actually made and expenses charged against earnings when determining EBIT during the applicable four-quarter period shall be included) to
(ii) Fixed Charges of the Company and its Consolidated Subsidiaries during the period indicated below to be less than the ratio set forth below opposite such period:

            Period                              Ratio

     1/1/95 - 12/31/95                    1.50 to 1.00
     1/1/96 - 6/30/96                     1.75 to 1.00
     7/1/96 - 12/31/96                    2.00 to 1.00
     1/1/97 - 6/30/97                     2.25 to 1.00
     7/1/97 and thereafter                2.50 to 1.00."

            (c) Section 6.10 shall be amended by adding at the end thereof before the "." the following: "and except for
(A) the redemption of $10,000,000 aggregate principal amount of 12% Sinking Fund Debentures of the Company due 2010 (i) before July 1, 1996, at a price no higher than 102% of the principal amount thereof and (ii) on or after July 1, 1996, at a price no higher than the principal amount thereof, plus accrued and unpaid interest thereon pursuant to the sinking fund redemption provisions of the indenture pursuant to which such Debentures were issued and are outstanding and (B) the redemption, purchase or other retirement concurrently with or after such redemption of the remaining outstanding principal amount of such Debentures."

               (d) Section 6.13 shall be amended by adding at the end thereof the following further proviso: "; provided, further, that the Company and its Subsidiaries may make
Authorized Acquisitions for an aggregate consideration for all such acquisitions not to exceed $40,000,000."

          1.5.  Amendment to Section 11 (Miscellaneous) of the
Credit Agreement

               Section 11.4(c) shall be amended to change the reference therein from "2,500" to "3,500".

          1.6. Amendments to the Schedules of the Credit
Agreement

               Schedule 2.1 shall be amended by deleting it in its entirety and replacing it with the new schedule attached hereto.

               SECTION TWO - REPRESENTATIONS AND WARRANTIES.

            The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

     (a) The Company and the German Borrower each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment;

     (b) No consent of any person other than all of the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

     (c) This Amendment has been duly executed and delivered on behalf of each of the Company and the German Borrower by a duly authorized officer or attorney-in-fact of the Company and the German Borrower, as the case may be, and constitutes a legal, valid and binding obligation of the Company and the German Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditor's rights generally; and

          (d) The execution, delivery and performance of this Amendment will not violate any requirement of law or contractual obligation of either the Company or the German
Borrower.

                      SECTION THREE - MISCELLANEOUS.

            (a) The Company will pay to each Lender in cash in Dollars a fee equal to 1/8% of such Lender's Commitment. Such payment will be made on the Amendment Effective Date.

            (b)  Except as herein expressly amended, the Credit
Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

            (c) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

            (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            (e)  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

            (f) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         CINCINNATI MILACRON INC.

                           By:  /s/ Kenneth W. Mueller

                      Name:   Kenneth W. Mueller
                      Title:  Treasurer


                      CINCINNATI MILACRON
                      KUNSTSTOFFMASCHINEN EUROPA GmbH

                           By:  /s/ Kenneth W. Mueller

                      Name:   Kenneth W. Mueller
                              On the basis of power of
                              attorney dated as of
                              December 22, 1994


                       BANKERS TRUST COMPANY, as a
                          Lender and as Agent

                            By:  /s/ Edward G. Benedict

                       Name:   Edward G. Benedict
                       Title:  Vice President


                       CREDIT LYONNAIS CHICAGO
                          BRANCH, as a Lender

                            By:  /s/ Mary Ann Clemm

                       Name:   Mary Ann Clemm
                       Title:  Vice President


                          MIDLAND BANK PLC, NEW YORK BRANCH,
                            as a Lender

                              By:  /s/ Stephen G. McCardell

                        Name:   Stephen G. McCardell
                        Title:  Authorized Signatory


                        MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK, as a Lender

                              By:  /s/ Timothy S. Broadbent

                        Name:   Timothy S. Broadbent
                        Title:  Vice President


                             NATIONSBANK N.A. (Carolinas), as a
                                Lender

                              By:  /s/ Jay Johnston

                         Name:   Jay Johnston
                         Title:  Senior Vice President


                         NBD BANK, N.A., as a Lender

                              By:  /s/ Gary C. Wilson

                        Name:   Gary C. Wilson
                        Title:  Vice President


                        PNC BANK, OHIO, N.A., as a Lender

                        By:  /s/ David F. Knuth

                        Name:   David F. Knuth
                        Title:  Vice President





                        SOCIETY NATIONAL BANK, as a
                            Lender

                              By:  /s/ Wayne K. Guessford

                        Name:   Wayne K. Guessford
                        Title:  Vice President


                        STAR BANK, N.A., as a Lender

                              By:  /s/ Thomas D. Gibbons

                        Name:   Thomas D. Gibbons
                        Title:  Vice President


Schedule 2.1

to Amend. No. 1


      Lenders' Revolving Loan Commitment and Pro Rata Share

                              Revolving
                                Loan
Lender                        Commitment    Pro Rata Share

Bankers Trust Company         $ 17,307,693        11.5384620%

Credit Lyonnais                 17,307,693        11.5384620
  Chicago Branch

Midland Bank plc,               17,307,693        11.5384620
  New York Branch

Morgan Guaranty Trust           17,307,693        11.5384620
  Company of New York

NationsBank, N.A.               17,307,693        11.5384620
  (Carolinas)

NBD Bank, N.A.                  17,307,693        11.5384620

PNC Bank, Ohio, N.A.            17,307,693        11.5384620

Society National Bank           17,307,693        11.5384620

Star Bank, N.A.                 11,538,456         7.692304

                              $150,000,000           100%